SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 3, 2003
                                                --------------------------------


                                Delta Mills, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                             ---------------------
                 (State of Other Jurisdiction of Incorporation)

            333-376-17                                   13-2677657
-----------------------                              ------------------
(Commission File Number)                       (IRS Employer Identification No.)

P.O. Box 6126, 100 Augusta Street, Greenville, South Carolina           29606
-------------------------------------------------------------          --------
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (864) 255-4122
                                 --------------
               (Registrant's Telephone Number Including Area Code)

                                 Not Applicable
                      ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)








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Item 5.  Other Events.

         On April 3, 2003, Delta Mills, Inc. and its parent, Delta Woodside Industries, Inc., issued a press release announcing the results of Delta Mills' "modified Dutch auction" tender offer to purchase for cash a portion of its outstanding 9 5/8% Senior Notes due 2007. The press release is set forth as
Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

          99.1 Press release issued by Delta Mills, Inc. and Delta Woodside Industries, Inc. on April 3, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DELTA MILLS, INC.


Date:  April 4, 2003                      By: /s/ William H. Hardman, Jr.
                                             ---------------------------------
                                             W.H. Hardman, Jr.
                                             Vice President and Secretary

                                    EXHIBITS

          99.1 Press release issued by Delta Mills, Inc. and Delta Woodside Industries, Inc. on April 3, 2003